Exhibit 99.1

Contact:	Michael R. Kourey, CFO
Polycom, Inc.
925-924-5742
mkourey@polycom.com

POLYCOM REPORTS FIRST QUARTER RESULTS

Revenue Growth of 28 Percent to $119.1 Million in Q1 2004

PLEASANTON, Calif. – April 22, 2004 – Polycom, Inc. (NASDAQ: PLCM), the world’s leader in video and voice conferencing, conference bridges, and integrated web collaboration solutions, today reported its operating results for the first quarter ended March 31, 2004.

First quarter 2004 consolidated net revenues were $119.1 million, compared to $92.9 million recorded for the first quarter of 2003. Pro forma net income in the first quarter of 2004 was $12.9 million, or 13 cents per diluted share. This compares to pro forma net income of $1.7 million, or 2 cents per diluted share, for the first quarter of 2003. Pro forma financial measures exclude acquisition-related costs, purchased in-process research and development, amortization of purchased intangibles, restructuring costs, gain (loss) on strategic investments, income tax effect of the preceding adjustments, income (loss) from discontinued operations, net of taxes, and gain from sale of discontinued operations, net of taxes. GAAP net income for the first quarter of 2004 was $3.3 million, or 3 cents per diluted share, compared to a GAAP net loss of $2.4 million, or a 2 cent net loss per diluted share, for the same period last year. Also, as previously announced, Polycom completed its acquisition of Voyant® Technologies, Inc., a leading provider of voice conferencing and collaboration network solutions on January 5, 2004.

The reconciliation of the GAAP statement of operations amounts to the respective pro forma figures, for the three months ended March 31, 2004 and 2003 is set forth at the end of this press release.

On a product line basis, consolidated net revenues for the first quarter of 2004 were comprised of 58 percent video communications, or $68.6 million; 23 percent network systems, or $28.0 million; and 19 percent voice communications, or $22.5 million. This compares to the first quarter of 2003, in which consolidated net revenues were comprised of 61 percent video communications, or $56.6 million; 19 percent network systems, or $17.4 million; and 20 percent voice communications, or $18.9 million. Certain prior year revenue items have been reclassified to conform to the current year presentation.

“The economic environment and the demand for IP-based converged communication solutions have created a far superior start to 2004 versus the beginning of 2003,” stated Robert Hagerty, president and CEO. “In addition to these two important macro drivers, Polycom has entered 2004 with a new product roadmap that is again positioned to provide the best end-to-end solution in the industry.”

“Our new VSX™7000 group video product increasingly contributed to our video revenues in the first quarter,” continued Hagerty. “Adding to our suite of leading video solutions, we announced the VSX3000 executive video device this week, the new flagship product of our desktop video line. In the voice arena, we just announced the SoundStation® 2W, our first wireless conference phone that includes voice encryption, enabling use of our world leading voice conferencing technology with flexibility and mobility. In addition, we broadened our voice over IP (VoIP) product line with the new SoundPoint® IP 300. We also demonstrated at the recent Voice on the Net (VON) show the industry’s first integrated voice, video, and web applications across the H.323 and SIP standards. In the network systems area, we launched Convene™, the first integrated, carrier-grade voice, video and web collaboration solution for service providers. In Q1, we also announced MobileMeeting® , the first instant group calling application for mobile devices and networks. Clearly, our development teams are continuing to innovate across the broad spectrum of converged collaboration solutions, solving the critical needs of our customers in both the commercial and public sector.”

“We are pleased with our 28 percent year over year revenue growth in the first quarter,” said Michael Kourey, senior vice president, finance and administration, and CFO. “This solid revenue and resultant operating margin, coupled with our continued success in managing inventory and receivables, yielded our twenty-fourth consecutive quarter of positive operating cash flow at $18.6 million.”

About Polycom

Polycom, Inc. is the world’s technology leader of high-quality, easy-to-use video, voice, data and web conferencing and collaboration solutions. The Polycom Office™ is our continued commitment to make distance communications as natural and interactive as being there by providing best-in-class conferencing solutions that are interoperable, integrated and intuitive to the user. The Polycom Office is based on industry standards and supported by an open architecture that promotes interoperability in multi-vendor environments and complements leading network infrastructure platforms. For additional information call 1-800-POLYCOM (765-9266) or +1-408-526-9000, or visit the Polycom website at www.polycom.com.

This release contains forward-looking statements regarding future events, future demand for our products, and the future performance of the Company that involve known and unknown risks and uncertainties, including the potential fluctuations in results and future growth rates, the market acceptance of Polycom’s products, possible delays in the development, availability and shipment of new products, and risks associated with changes in general economic conditions. Many of these risks and uncertainties are discussed in the Form 10-K for 2003, and other reports filed by Polycom with the SEC.

As has been noted on the Company’s web site since April 15, 2004, Polycom will hold a conference call today at 5:00 p.m. ET/2:00 p.m. PT to discuss its first quarter results. Robert Hagerty, chairman, president and CEO, and Michael Kourey, chief financial officer, will host the conference. You may participate by viewing the webcast at www.polycom.com or, for callers in the US and Canada, call 888-433-1674; and for callers outside of the US and Canada, call 212-271-4650, with the pass code being Polycom. A replay of the call will also be available through April 29, 2004 at www.polycom.com or, for callers in the US and Canada, at 800-633-8284; and for callers outside of the US and Canada, at 402-977-9140. The access number for the replay is 21192466. A replay of the call will also be maintained on our website at www.polycom.com under Investor Relations – Archived Conference Calls for twelve months.

Polycom, ViewStation, SoundStation, SoundPoint, MobileMeeting and the Polycom logo are registered trademarks and Polycom Office, Convene, Voyant and VSX are trademarks of Polycom in the U.S. and various countries. All other trademarks are the property of their respective owners. ©2004, Polycom, Inc. All rights reserved.

POLYCOM, INC.

Pro Forma Condensed Consolidated Statements of Operations

Excluding Acquisition-related costs, Purchased in-process R&D, Amortization of purchased intangibles, Restructuring costs, Gain (loss) on strategic investments,

Income (loss) from discontinued operations and Gain from sale of discontinued operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 31, 2004	March 31, 2003
Revenues:
Product revenues	$106,605	$83,771
Service revenues	12,542	9,149

Total revenues	119,147	92,920

Cost of revenues:
Cost of product revenues	35,063	31,708
Cost of service revenues	9,064	6,925

Total cost of revenues	44,127	38,633

Gross profit	75,020	54,287

Operating expenses:
Sales and marketing	28,446	26,664
Research and development	22,026	19,820
General and administrative	8,066	7,732

Total operating expenses	58,538	54,216

Operating income	16,482	71

Interest income, net	1,681	2,433
Other expense, net	(474)	(194)

Income before provision for income taxes	17,689	2,310
Provision for income taxes	4,776	624

Pro forma net income	$12,913	$1,686

Basic net income per share	$0.13	$0.02

Diluted net income per share	$0.13	$0.02

Weighted average shares outstanding for basic net income per share	99,866	99,312

Weighted average shares outstanding for diluted net income per share	102,664	100,032

Use of Pro Forma Financial Information

To supplement our consolidated financial statements presented on a GAAP basis, Polycom uses pro forma measures of operating results, net income and income per share, which are adjusted to exclude certain costs, expenses, gains and losses we believe appropriate to enhance an overall understanding of our past financial performance and also our prospects for the future. These adjustments to our current period GAAP results are made with the intent of providing both management and investors a more complete understanding of Polycom’s underlying operational results and trends and our marketplace performance. For example, the pro forma results are an indication of our baseline performance before gains, losses or other charges that are considered by management to be outside of our core operating results. In addition, these adjusted pro forma results are among the primary indicators management uses as a basis for our planning and forecasting of future periods. The presentation of this additional information is not meant to be considered in isolation or as a substitute for net income or diluted net income per share prepared in accordance with generally accepted accounting principles in the United States.

POLYCOM, INC.

Condensed Consolidated Statements of Operations

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 31, 2004	March 31, 2003
Revenues:
Product revenues	$106,605	$83,771
Service revenues	12,542	9,149

Total revenues	119,147	92,920

Cost of revenues:
Cost of product revenues	35,063	31,708
Cost of service revenues	9,064	6,925

Total cost of revenues	44,127	38,633

Gross profit	75,020	54,287

Operating expenses:
Sales and marketing	28,446	26,664
Research and development	22,026	19,820
General and administrative	8,066	7,732
Acquisition-related costs	825	73
Purchased in-process research and development	4,600	—
Amortization of purchased intangibles	6,363	4,398
Restructuring costs	—	703

Total operating expenses	70,326	59,390

Operating income (loss)	4,694	(5,103)

Interest income, net	1,681	2,433
Gain (loss) on strategic investments	9	(215)
Other expense, net	(474)	(194)

Income (loss) from continuing operations before provision for (benefit from) income taxes	5,910	(3,079)
Provision for (benefit from) income taxes	2,854	(838)

Income (loss) from continuing operations	3,056	(2,241)

Income (loss) from discontinued operations, net of taxes	151	(676)
Gain from sale of discontinued operations, net of taxes	106	497

Net income (loss)	$3,313	$(2,420)

Basic net income (loss) per share:
Income (loss) per share from continuing operations	$0.03	$(0.02)
Income (loss) per share from discontinued operations, net	—	(0.01)
Gain per share from sale of discontinued operations, net	—	0.01

Basic net income (loss) per share	$0.03	$(0.02)

Diluted net income (loss) per share:
Income (loss) per share from continuing operations	$0.03	$(0.02)
Income (loss) per share from discontinued operations, net	—	(0.01)
Gain per share from sale of discontinued operations, net	—	0.01

Diluted net income (loss) per share	$0.03	$(0.02)

Weighted average shares outstanding for basic net income (loss) per share	99,866	99,312

Weighted average shares outstanding for diluted net income (loss) per share	102,664	99,312

POLYCOM, INC.

GAAP to Pro Forma Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 31, 2004
	GAAP	Excluded	Pro Forma
Revenues:
Product revenues	$106,605	$—	$106,605
Service revenues	12,542	—	12,542

Total revenues	119,147	—	119,147

Cost of revenues:
Cost of product revenues	35,063	—	35,063
Cost of service revenues	9,064	—	9,064

Total cost of revenues	44,127	—	44,127

Gross profit	75,020	—	75,020

Operating expenses:
Sales and marketing	28,446	—	28,446
Research and development	22,026	—	22,026
General and administrative	8,066	—	8,066
Acquisition-related costs	825	825	—
Purchased in-process research and development	4,600	4,600	—
Amortization of purchased intangibles	6,363	6,363	—

Total operating expenses	70,326	11,788	58,538

Operating income	4,694	(11,788)	16,482

Interest income, net	1,681	—	1,681
Gain on strategic investments	9	9	—
Other expense, net	(474)	—	(474)

Income from continuing operations before provision for income taxes	5,910	(11,779)	17,689
Provision for income taxes	2,854	(1,922)	4,776

Income from continuing operations	3,056	(9,857)	12,913

Income from discontinued operations, net of taxes	151	151	—
Gain from sale of discontinued operations, net of taxes	106	106	—

Net income	$3,313	$(9,600)	$12,913

Basic net income per share:
Income per share from continuing operations	$0.03	$(0.10)	$0.13
Income per share from discontinued operations, net	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—

Basic net income per share	$0.03	$(0.10)	$0.13

Diluted net income per share:
Income per share from continuing operations	$0.03	$(0.10)	$0.13
Income per share from discontinued operations, net	—	—	—
Gain per share from sale of discontinued operations, net	—	—	—

Diluted net income per share	$0.03	$(0.10)	$0.13

Weighted average shares outstanding for basic net income per share	99,866		99,866

Weighted average shares outstanding for diluted net income per share	102,664		102,664

POLYCOM, INC.

GAAP to Pro Forma Reconciliation

(In thousands, except per share amounts)

(Unaudited)

	Three Months Ended
	March 31, 2003
	GAAP	Excluded	Pro Forma
Revenues:
Product revenues	$83,771	$—	$83,771
Service revenues	9,149	—	9,149

Total revenues	92,920	—	92,920

Cost of revenues:
Cost of product revenues	31,708	—	31,708
Cost of service revenues	6,925	—	6,925

Total cost of revenues	38,633	—	38,633

Gross profit	54,287	—	54,287

Operating expenses:
Sales and marketing	26,664	—	26,664
Research and development	19,820	—	19,820
General and administrative	7,732	—	7,732
Acquisition-related costs	73	73	—
Amortization of purchased intangibles	4,398	4,398	—
Restructuring costs	703	703	—

Total operating expenses	59,390	5,174	54,216

Operating income (loss)	(5,103)	(5,174)	71

Interest income, net	2,433	—	2,433
Loss on strategic investments	(215)	(215)	—
Other expense, net	(194)	—	(194)

Income (loss) from continuing operations before provision for (benefit from) income taxes	(3,079)	(5,389)	2,310
Provision for (benefit from) income taxes	(838)	(1,462)	624

Income (loss) from continuing operations	(2,241)	(3,927)	1,686

Loss from discontinued operations, net of taxes	(676)	(676)	—
Gain from sale of discontinued operations, net of taxes	497	497	—

Net income (loss)	$(2,420)	$(4,106)	$1,686

Basic net income (loss) per share:
Income (loss) per share from continuing operations	$(0.02)	$(0.04)	$0.02
Loss per share from discontinued operations, net	(0.01)	(0.01)	—
Gain per share from sale of discontinued operations, net	0.01	0.01	—

Basic net income (loss) per share	$(0.02)	$(0.04)	$0.02

Diluted net income (loss) per share:
Income (loss) per share from continuing operations	$(0.02)	$(0.04)	$0.02
Loss per share from discontinued operations, net	(0.01)	(0.01)	—
Gain per share from sale of discontinued operations, net	0.01	0.01	—

Diluted net income (loss) per share	$(0.02)	$(0.04)	$0.02

Weighted average shares outstanding for basic net income (loss) per share	99,312		99,312

Weighted average shares outstanding for diluted net income (loss) per share	99,312		100,032

POLYCOM, INC.

Condensed Consolidated Balance Sheets

(In thousands)

	March 31, 2004	December 31, 2003
	(Unaudited)
ASSETS
Current assets
Cash and cash equivalents	$199,028	$212,562
Short-term investments	16,631	15,703
Trade receivables, net	41,735	42,836
Inventories	26,733	24,845
Deferred taxes	21,255	20,589
Prepaid expenses and other current assets	19,160	19,472

Total current assets	324,542	336,007

Property and equipment, net	37,902	28,493
Long-term investments	306,288	368,020
Goodwill	360,619	289,508
Purchased intangibles, net	41,074	15,236
Deferred taxes	46,963	56,513
Other assets	9,873	10,013

Total assets	$1,127,261	$1,103,790

LIABILITIES AND STOCKHOLDERS’ EQUITY
Current liabilities
Accounts payable	$30,866	$36,247
Accrued payroll and related liabilities	12,675	12,644
Taxes payable	50,694	49,417
Deferred revenue	24,239	20,524
Other accrued liabilities	26,964	26,846

Total current liabilities	145,438	145,678

Long-term liabilities	27,726	28,833

Total liabilities	173,164	174,511

Stockholders’ equity	954,097	929,279

Total liabilities and stockholders’ equity	$1,127,261	$1,103,790

POLYCOM, INC.

Condensed Consolidated Statements of Cash Flows

(In thousands)

(Unaudited)

	Three Months Ended
	March 31, 2004	March 31, 2003
Cash Flows from operating activities:
Net income (loss)	$3,313	$(2,420)
Adjustments to reconcile net income (loss) to net cash provided by operating activities:
Gain from sale of discontinued operations, net of taxes	(106)	(497)
Depreciation and amortization	4,699	3,967
Amortization of purchased intangibles	6,363	4,398
Provision for doubtful accounts	(210)	447
Provision for excess and obsolete inventories	787	261
Tax benefit from exercise of stock options	1,692	151
Loss on strategic investments	(9)	215
Amortization of unearned stock-based compensation	63	94
Purchase of in-process research and development	4,600	—

Changes in assets and liabilities, net of the effect of acquisitions:
Trade receivables	3,503	5,670
Inventories	617	3,964
Prepaid expenses and other assets	3,782	(2,546)
Accounts payable	(6,861)	3,763
Taxes payable	494	(572)
Other accrued liabilities	(4,084)	(6,893)

Net cash provided by operating activities	18,643	10,002

Cash flows from investing activities:
Purchase of property and equipment	(4,659)	(4,808)
Purchase of licensed technology	—	(3,528)
Purchases of investments	(199,862)	(227,585)
Proceeds from sale and maturity of investments	261,895	217,629
Proceeds from sale of discontinued operations	167	1,000
Purchase of convertible note receivable	—	(522)
Net cash paid in purchase acquisitions	(95,162)	—

Net cash used in investing activities	(37,621)	(17,814)

Cash flows from financing activities:
Proceeds from issuance of common stock under employee option and stock purchase plans	5,444	2,421
Purchase of treasury stock	—	(4,411)

Net cash provided by (used in) financing activities	5,444	(1,990)

Net decrease in cash and cash equivalents	(13,534)	(9,802)
Cash and cash equivalents, beginning of period	212,562	155,191

Cash and cash equivalents, end of period	$199,028	$145,389